Exhibit 23.1
                                                                    ------------




                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference of our report dated January 30, 2002 accompanying the financial statements of Simtek Corporation into the following previously filed Registration Statements of Simtek Corporation:

     -    Registration Statement No. 33-98294 on Form S-8, effective October 13,
          1995

     -    Registration  Statement No. 333-76481 on Form S-8, effective April 16,
          1999

     - Registration Statement No. 333-73794 on Form S-8, effective November 20, 2001




/s/ Hein + Associates LLP
HEIN + ASSOCIATES LLP

Denver, Colorado
March 28, 2002